UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Item 1. Report to Shareholders

U.S. Treasury Money Fund	November 30, 2016

The views and opinions in this report were current as of November 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After recording strong results early in 2016, U.S. Treasuries produced negative returns in the most recent six months as investors became concerned about the possibility of rising rates and higher inflation. After pausing rate increases for a year, the Federal Reserve raised its short-term lending rate soon after our reporting period ended. Intermediate-maturity U.S. Treasury bonds held up better than longer maturities during the period. Demand for short-term Treasuries was strong as a result of money fund reforms. In this environment, the U.S. Treasury Money Fund produced flat results while the U.S. Treasury Intermediate Fund and the U.S. Treasury Long-Term Fund had negative returns.

ECONOMY AND INTEREST RATES

U.S. economic growth has picked up recently after sluggish results in the first half of the calendar year. According to the Commerce Department’s most recent estimate, third-quarter gross domestic product grew at an annualized pace of 3.2%, following readings of 0.8% and 1.4% in the first and second quarters, respectively. Although the pace of employment growth has moderated, the labor market remains strong and wage growth has accelerated. The unemployment rate fell from 5.0% at the start of the year to 4.6% in November, the lowest level in more than nine years. Employers have added an average of 180,000 new jobs a month year-to-date.

Inflation pressures have been firming in recent months. The consumer price index (CPI) rose 1.7% in the 12-month period ended November 30, 2016, remaining below the Federal Reserve’s 2% target. Energy prices have stabilized after falling sharply through 2015 and earlier this year. Core CPI (which excludes volatile food and energy prices) has moved closer to the Fed’s target, rising 2.1% over the most recent 12 months.

What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities may slowly increase from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that the long recovery from the global financial crisis is durable enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate normalization than previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds would respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

In December, after the end of our reporting period, the Federal Reserve raised the federal funds rate 25 basis points (a quarter percentage point) to a range of 0.50% to 0.75%. After raising its short-term lending benchmark from near zero in December 2015, the central bank refrained from additional rate hikes due to concerns about a slowdown in economic activity and lingering global risks. However, at its most recent meeting, the Fed decided to act, citing improving labor market conditions and higher inflation.

Treasury yields across all maturities were higher at the end of the November than they were six months earlier, although there was considerable volatility along the way. Yields dropped early in the period, with the yield on the 10-year Treasury note hitting a record low of 1.36% in early July, following concerns about slowing global growth and the UK’s vote to leave the European Union. Yields later began rising on speculation that the European Central Bank would begin tapering its asset purchases and expectations that the Fed would proceed with rate hikes given stronger economic data.

The Treasury sell-off intensified following the U.S. election as the market priced in higher growth, inflation, and debt levels under a Trump administration; as a result, November was the worst month for Treasuries since January 2009. However, Treasuries continued to offer higher yields than other developed market sovereign debt; at the end of the period, the German 10-year note yielded 0.28% while the corresponding Japanese note yielded 0.02%.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 0.01% for the six-month period ended November 30, 2016, slightly trailing its benchmark, the Lipper U.S. Treasury Money Market Funds Index. While Treasury bill yields were little changed for most of our reporting period, they rose as the period ended in anticipation of an imminent Fed rate increase—which occurred on December 14, after our reporting period ended.

The fund’s longer-term returns have been competitive and placed it in the top quintile of all Treasury money market funds for the 10-year period. Based on cumulative total return, Lipper ranked the U.S. Treasury Money Fund 17 of 54, 15 of 51, 13 of 47, and 8 of 40 U.S. Treasury money market funds for the 1-, 3-, 5-, and 10-year periods ended November 30, 2016, respectively. (Past performance cannot guarantee future results.)

Although the Fed was on hold, short-term interest rates varied greatly by asset class due to the effects of the Securities and Exchange Commission’s (SEC) long-planned money fund reform, which became effective in October. Many funds that hold corporate debt changed their investment strategy to invest only in U.S. government debt. More than $1 trillion moved over the last year, shifting the majority of money fund assets into government strategies. Demand for corporate debt fell while accelerating demand for Treasury and government obligations drove prices higher and yields lower for those assets.

Rates did not increase until late in the period when investors began to price in the rate hike that occurred at the Fed’s December meeting. Three-month Treasury bill yields began at 0.34% and ended the period at 0.48%. One-year Treasury bill yields began the period at 0.68%, hit a low of 0.44% in July, and then ended the period at 0.80%. The short end of the Treasury curve has flattened due to Fed pressure on short-term interest rates and the inability of the longer end of the curve to move higher because of elevated demand.

Significant uncertainty dominated the money markets in the final months of the period. Both money fund reform and questions around the Fed’s timing dominated our thinking. Because the industry’s structural changes caused assets to shift into funds that invest in U.S. government securities, the fund’s assets nearly doubled. We opportunistically invested in securities that priced in potential upcoming rate hikes, and for much of the period, the fund maintained a weighted average maturity that was longer than that of our peer group average.

Although the Fed raised rates in December, inflation remains fairly low, so we expect that the future pace of Fed tightening will be very deliberate. With this forecast, money market investors should expect returns to remain subdued for some time. In any event, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

While the new SEC money fund rules went into effect during the period, investors will see virtually no change in the way we manage the U.S. Treasury Money Fund. The fund will remain open to individual and institutional investors, its net asset value will still be managed to remain at $1.00 per share, and—unlike nongovernment money market funds—it will not implement liquidity fees or temporarily suspend redemptions (also known as “gates”) in times of severe market stress or significant redemption pressure on the fund.

U.S. Treasury Intermediate Fund
Your fund returned -2.31% for the six months ended November 30, 2016, trailing the return of the Bloomberg Barclays U.S. 4–10 Year Treasury Bond Index but outperforming its Lipper peer group average. Our security selection detracted from relative results versus the benchmark, while our allocations to nonbenchmark holdings such as Treasury inflation protected securities (TIPS) and mortgage-backed securities (MBS) added value.

We have kept the fund’s duration somewhat shorter than the duration of the benchmark as we anticipate that interest rates will move higher at a measured pace in light of the improving economy and a less accommodative Fed. We would like to remind investors that although we have some flexibility to manage interest rate risk by keeping the fund’s duration shorter than that of our benchmark, rising rates generally mean price declines for bonds. Our mandated focus on intermediate-term securities puts the fund at risk of generating negative total returns should interest rates markedly rise.

Although the fund invests at least 80% of its assets in conventional Treasury securities, it also holds other securities backed by the U.S. government, including TIPS and Ginnie Mae MBS, for diversification and additional return potential. We modestly added to our TIPS and MBS positions during the period.

The fund’s exposure to TIPS contributed to relative returns for the period. TIPS outperformed as inflation expectations rose after the presidential election increased the chances of fiscal stimulus in 2017. The news that OPEC was capping output was also beneficial for the relative performance of TIPS. Our position in shorter-dated inflation protected securities underperformed, offsetting some of the gains from our allocation to the sector.

Our MBS holdings also added value. Above-average issuance was offset by sustained Fed purchases and healthy demand from domestic banks and overseas investors. We will continue to hold TIPS and MBS and vary our allocations based on their relative valuations. Our MBS holdings have the benefit of providing added yield over Treasuries, decent liquidity, and diversification for the fund, while our TIPS allocation provides some protection against higher inflation.

U.S. Treasury Long-Term Fund
Your fund returned -6.43% for the six months ended November 30, 2016, underperforming the Bloomberg Barclays U.S. Long Treasury Bond Index and its Lipper peer group average. The fund’s positioning in longer-dated securities detracted from relative results as these bonds underperformed as rates rose during the period.

The fund’s modest nonbenchmark exposure to TIPS was the leading contributor to relative returns. TIPS outperformed as inflation expectations rose after the presidential election increased the chances of fiscal stimulus in 2017. The news that OPEC was capping output was also beneficial for these securities relative to U.S. Treasuries. Our MBS position also produced positive results. Above-average issuance was offset by sustained Fed purchases and healthy demand from domestic banks and overseas investors. We modestly increased our position in both TIPS and MBS during the period.

Longer-term Treasury bonds have proved to be an effective hedge against market turmoil, but they are subject to headwinds during periods of rising interest rates. As with the U.S. Treasury Intermediate Fund, we have some leeway to manage interest rate risk by adjusting the fund’s duration; however, our mandate of investing in long-dated Treasuries puts the fund at risk of generating negative returns in the event of rising interest rates.

OUTLOOK

The U.S. economy appears to be ending 2016 on solid ground after the slow patch early in the year. In 2017, the fiscal policies of the new administration have the potential for increasing economic growth and inflationary pressures. However, there is considerable uncertainty about policy details at this point and to what extent any proposals to limit trade and immigration could offset growth from any anticipated fiscal stimulus.

We expect that subsequent Fed rate increases will depend on the economic outlook—as informed by incoming data—and are likely to be gradual, as central bank officials will want to watch the effects of their recent rate increase on the economy and financial markets for several months before acting again. In the projections released at its December meeting, the Fed indicated that it expects to raise rates three times for a total of 75 basis points in 2017.

The possibility of rising rates is not favorable for bond prices; however, we would like to remind shareholders that bonds should continue to have a place in most investors’ portfolios. Bonds generate income on a regular basis that can offset price declines, increase returns, and help diversify the risks of an equity portfolio. We remain committed to our disciplined investment process as we position the portfolio for this environment.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

December 19, 2016

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

GLOSSARY

Basis point: One one-hundredth of a percentage point, or 0.01%.

Bloomberg Barclays U.S. 4–10 Year Treasury Index: An index that includes all Treasuries in the Bloomberg Barclays U.S. Aggregate Bond Index that mature in four to 10 years.

Bloomberg Barclays U.S. Long Treasury Bond Index: An index that includes all Treasuries in the Bloomberg Barclays U.S. Aggregate Bond Index that mature in 10 years or more.

Consumer price index (CPI): A measure of the average price of consumer goods and services purchased by households.

Duration: A measure of a bond’s or bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Gross domestic product: Total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 11/30/16	Year Ended 5/31/16	5/31/15	5/31/14	5/31/13	5/31/12
NET ASSET VALUE						
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities						
Net investment income[(1)]	–[(2)(3)]	–[(2)(3)]	–[(2)(3)]	–[(2)(3)]	–[(2)(3)]	–[(2)(3)]
Net realized and unrealized gain / loss	–[(2)]	–[(2)]	–[(2)]	–[(2)]	–[(2)]	–[(2)]
Total from investment activities	–[(2)]	–[(2)]	–[(2)]	–[(2)]	–[(2)]	–[(2)]
Distributions						
Net investment income	–[(2)]	–[(2)]	–[(2)]	–[(2)]	–[(2)]	–[(2)]
NET ASSET VALUE						
End of Period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**
Ratios/Supplemental Data						
Total return[(4)]	**0.01%[(3)]**	**0.01%[(3)]**	**0.01%[(3)]**	**0.01%[(3)]**	**0.01%[(3)]**	**0.01%[(3)]**
Ratio of total expenses to average net assets	0.37%[(3)(5)]	0.22%[(3)]	0.06%[(3)]	0.06%[(3)]	0.14%[(3)]	0.13%[(3)]
Ratio of net investment income to average net assets	0.01%[(3)(5)]	0.01%[(3)]	0.01%[(3)]	0.01%[(3)]	0.01%[(3)]	0.01%[(3)]
Net assets, end of period (in millions)	$ 4,800	$ 2,304	$ 2,043	$ 1,999	$ 1,930	$ 1,864

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) See Note 5. Includes the effect of voluntary management fee waivers of 0.04%, 0.22%, 0.38%, 0.38%, 0.29% and 0.31% of average net assets for the six months ended 11/30/16 and the years ended 5/31/16, 5/31/15, 5/31/14, 5/31/13 and 5/31/12, respectively.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
SHORT-TERM INVESTMENTS 100.6%		
U.S. TREASURY DEBT 62.1%		
U.S. Treasury Bills, 0.32%, 1/5/17	235,618	235,544
U.S. Treasury Bills, 0.333%, 12/22/16	116,000	115,977
U.S. Treasury Bills, 0.358%, 1/12/17	111,185	111,140
U.S. Treasury Bills, 0.39%, 1/26/17	41,093	41,068
U.S. Treasury Bills, 0.408%, 12/1/16	84,100	84,100
U.S. Treasury Bills, 0.408%, 1/19/17	75,000	74,960
U.S. Treasury Bills, 0.422%, 2/2/17	141,100	140,996
U.S. Treasury Bills, 0.447%, 2/9/17	140,000	139,878
U.S. Treasury Bills, 0.455%, 2/23/17	170,400	170,218
U.S. Treasury Bills, 0.475%, 4/20/17	85,900	85,741
U.S. Treasury Bills, 0.479%, 4/27/17	69,800	69,664
U.S. Treasury Bills, 0.483%, 3/9/17	38,286	38,236
U.S. Treasury Bills, 0.49%, 2/16/17	184,800	184,605
U.S. Treasury Bills, 0.49%, 4/6/17	87,000	86,851
U.S. Treasury Bills, 0.50%, 5/4/17	86,000	85,816
U.S. Treasury Bills, 0.535%, 5/11/17	42,800	42,698
U.S. Treasury Bills, 0.605%, 5/25/17	64,300	64,111
U.S. Treasury Bills, 0.628%, 5/18/17	60,100	59,924
U.S. Treasury Notes, 0.625%, 12/15/16	110,000	110,008
U.S. Treasury Notes, 0.75%, 1/15/17	79,520	79,554
U.S. Treasury Notes, 0.75%, 3/15/17	115,000	115,078
U.S. Treasury Notes, 0.875%, 12/31/16	42,000	42,015
U.S. Treasury Notes, 0.875%, 1/31/17	60,000	60,049
U.S. Treasury Notes, 0.875%, 4/15/17	128,700	128,888
U.S. Treasury Notes, 1.00%, 3/31/17	72,000	72,108
U.S. Treasury Notes, 3.00%, 2/28/17	74,500	74,959
U.S. Treasury Notes, 3.25%, 3/31/17	43,000	43,395
U.S. Treasury Notes, 4.50%, 5/15/17	43,000	43,777

U.S. Treasury Notes, 4.625%, 2/15/17	50,000	50,433
U.S. Treasury Notes, FRN, 0.565%, 4/30/17	51,000	51,000
U.S. Treasury Notes, FRN, 0.568%, 7/31/17	45,800	45,798
U.S. Treasury Notes, FRN, 0.575%, 1/31/17	68,400	68,400
U.S. Treasury Notes, FRN, 0.659%, 10/31/17	25,460	25,457
U.S. Treasury Notes, FRN, 0.661%, 10/31/18	30,521	30,521
U.S. Treasury Notes, FRN, 0.665%, 7/31/18	44,800	44,796
U.S. Treasury Notes, FRN, 0.681%, 4/30/18	30,350	30,350
U.S. Treasury Notes, FRN, 0.763%, 1/31/18	29,500	29,507
Total U.S. Treasury Debt (Cost $2,977,620)		2,977,620

U.S. TREASURY REPURCHASE AGREEMENTS 38.5% (1)

Bank of America, Tri-Party, Dated 11/25/16, 0.27%, Delivery Value of $87,003,915 on 12/1/16, Collateralized by U.S. Government securities, 2.88%, 5/15/43, valued at $88,740,061	87,000	87,000
BNP Paribas, Tri-Party, Dated 11/30/16, 0.27%, Delivery Value of $209,101,568 on 12/1/16, Collateralized by U.S. Government securities, 1.00% - 3.75%, 11/15/19 - 8/15/44 valued at $213,282,095	209,100	209,100
BNP Paribas, Tri-Party, Dated 11/30/16, 0.27%, Delivery Value of $228,011,970 on 12/7/16, Collateralized by U.S. Government securities, 0.13% - 2.00%, 4/15/18 - 2/15/22 valued at $232,560,013	228,000	228,000
Citigroup Global Markets, Tri-Party, Dated 11/25/16, 0.28% Delivery Value of $219,010,220 on 12/1/16, Collateralized by U.S. Government securities, 0.00% - 2.13% 12/8/16 - 5/15/26, valued at $223,380,075	219,000	219,000
Credit Suisse, Tri-Party, Dated 11/29/16, 0.25%, Delivery Value of $132,006,417 on 12/6/2016, Collateralized by U.S. Government securities, 2.63%, 11/15/20, valued at $134,642,490	132,000	132,000
Credit Suisse, Tri-Party, Dated 11/30/16, 0.27%, Delivery Value of $100,000,722 on 12/1/16, Collateralized by U.S. Government securities, 1.63%, 11/30/20, valued at $102,002,905	100,000	100,000

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

In accordance with amendments to rules governing money market funds under the 1940 Act (amendments) and as approved by the fund’s Board, the fund intends to qualify as a government money market fund and will continue to operate with a government mandate. The fund’s principal investment strategies will remain the same; however, on October 14, 2016, the fund adopted a policy to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized by U.S. government securities or cash. The fund will generally continue to value its securities at amortized cost and transact at a stable $1.00 NAV. The amendments do not require government money market funds to, and the fund has no intention to voluntarily, impose liquidity fees on redemptions or temporarily suspend redemptions.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On November 30, 2016, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements The fund may engage in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2016, the cost of investments for federal income tax purposes was $4,826,920,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. At November 30, 2016, the effective annual group fee rate was 0.29%.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended November 30, 2016, expenses waived/repaid totaled $781,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2016, expenses incurred pursuant to these service agreements were $40,000 for Price Associates; $779,000 for T. Rowe Price Services, Inc.; and $222,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2016, the fund was charged $124,000 for shareholder servicing costs related to the college savings plans, of which $89,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2016, approximately 5% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds.

Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2016, the fund was allocated $1,000 of Spectrum Funds’ expenses, and $1,000 of Retirement Funds’ expenses. Of these amounts, Less than $1,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements are reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2016, approximately 4% of the outstanding shares of the fund were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At November 30, 2016, less than 1% of the fund’s outstanding shares were held by Price funds and accounts.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date January 19, 2017